SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2006
Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01     Other Events.

          On March 23, 2006, Sonus Networks, Inc. issued a press release reporting the date of its 2006 Annual Meeting of Shareholders.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.     Financial Statement and Exhibits

          (d) Exhibits.

Exhibit Number	Document

99.1	Press Release dated March 23, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2006	SONUS NETWORKS, INC.

	By:	/s/ Charles J. Gray

Corporate Secretary

Exhibit Index

99.1	Press release of Sonus Networks, Inc. dated March 23, 2006 reporting the date of its 2006 Annual Meeting of Shareholders.